Exhibit 10.2.2


                                 REVOLVING NOTE

$30,000,000.                                                  New York, New York
                                                                     May 7, 1999

         FOR VALUE RECEIVED, each of the undersigned corporations (collectively, the "Borrowers"), HEREBY, JOINTLY AND SEVERALLY, PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent for Lenders ("Agent"), at its address at 201 High Ridge Road, Stamford, Connecticut 06927, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY MILLION DOLLARS AND NO CENTS ($30,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note is a Revolving Note issued pursuant to that certain Credit Agreement dated as of the date hereof by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The indebtedness evidenced hereby and all other amounts payable hereunder shall be the joint and several obligation of each of the Borrowers.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and,


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with respect to payments of principal,  interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrowers.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND PERFORMED IN THAT STATE.

                              ACTION CONTRACT SERVICES, INC.
                              BROOKFIELD CORP.
                              C.A. TURNER CONSTRUCTION COMPANY
                              C.A. TURNER MAINTENANCE, INC.
                              CHEMPOWER, INC.
                              ECO SYSTEMS, INC.
                              GLOBAL POWER COMPANY
                              INDUSTRA, INC.
                              INDUSTRA SERVICE CORP.
                              SEPARATION AND RECOVERY SYSTEMS, INC.
                              SOUTHWICK CORP.
                              SPECIALTY MANAGEMENT GROUP, INC.
                              THE TURNER GROUP, INC.
                              UNITED ECO SYSTEMS, INC.


                              By: /s/ David L. Norris
                                 ------------------------------------

                              Title:  Vice President          Of Each
                                    ---------------------------------

                              CONTROLLED POWER LIMITED
                                PARTNERSHIP

                              By:  Southwick Corp., its general partner

                              By: /s/ David L. Norris
                                 ------------------------------------

                              Title: Vice President
                                    ---------------------------------